AFL-CIO Housing Investment Trust (HIT)

The HIT is a $6.9 billion open ended mutual fund available to eligible institutional investors. For over 35 years, the HIT has demonstrated that it is possible to achieve competitive fixed-income returns for working people, while creating good union jobs, improving the nation’s housing stock and fostering community development. With 41 projects currently under construction, the HIT’s investments can generate the type of broad economic impacts that are so critical to the economic recovery post pandemic, in addition to the preexisting housing affordability challenges.

One such project is Wilder Square in St. Paul, MN. The HIT committed $22.9 million to finance the $33.1 million substantial rehabilitation of the project. Once completed, Wilder Square will include 90 Section 8 units and 46 units restricted to tenants earning below 50% to 80% of Area Median Income. Seven of the Section 8 units are reserved for High Priority Homeless individuals. Additional information on Wilder Square can be found on the HIT’s website at https://www.aflcio-hit.com/wp-content/uploads/2021/05/Wilder-Square.pdf

All data current as of May 31, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.